                                                                    Exhibit 99.1


NEWS RELEASE


MARVELL TECHNOLOGY GROUP LTD. REPORTS RECORD SECOND QUARTER FISCAL 2003 RESULTS

SUNNYVALE, CA. (AUGUST 22, 2002) - Marvell Technology Group Ltd. (NASDAQ: MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its second fiscal quarter ended August 3, 2002.

Net revenue for the second quarter of fiscal 2003 was a record $119.7 million, an increase of 74% over net revenue of $68.7 million for the second quarter of fiscal 2002 and a 21% sequential increase from net revenue of $98.8 million for the first quarter of fiscal 2003. Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses and the amortization of stock-based compensation was $9.3 million, or $0.08 per share (diluted), for the second quarter of fiscal 2003, compared with net loss under GAAP of $105.2 million, or $0.93 per share (diluted), for the second quarter of fiscal 2002.

Net revenue for the six months ended August 3, 2003 was $218.5 million, an increase of 64% over net revenue of $132.9 million for six months ended July 28, 2001. Net loss under GAAP was $40.3 million, or $0.34 per share (diluted), for the six months ended August 3, 2002, compared with net loss under GAAP of $210.2 million, or $1.86 per share (diluted), for the six months ended July 28, 2001.

Pro forma net income, which excludes the effect of acquisition-related expenses, amortization of stock-based compensation and a special charge related to facilities consolidation in the first quarter of fiscal 2003, was $14.2 million, or $0.11 per share (diluted), for the second quarter of fiscal 2003, compared with pro forma net income of $3.4 million, or $0.03 per share (diluted), for the second quarter of fiscal 2002. Pro forma net income was $24.7 million, or $0.19 per share (diluted), for the six months ended August 3, 2002, compared with pro forma net income of $7.9 million, or $0.06 per share (diluted), for the six months ended July 28, 2001.

"We are experiencing strength across both our data storage and data communications businesses," stated Dr. Sehat Sutardja, Marvell's President and CEO. "The 21% sequential increase in our quarterly revenue was largely driven by the continued adoption of Gigabit Ethernet to the desktop and our integrated system-on-chip storage solutions. Bookings during the quarter continued to be strong resulting in record backlog at the end of the quarter. We also continue to experience strong design activity with our Serial ATA solutions, Libertas(TM) wireless LAN products, and Prestera(TM) family of Gigabit Ethernet switches."

Marvell's Chief Executive Officer and Chief Financial Officer will certify the Company's financial statements, as required by the Sarbanes-Oxley Act of 2002, in connection with the filing of the Company's Form 10-Q on or before its due date of September 17, 2002.

Marvell will be conducting a conference call today at 1:45 p.m. PDT to discuss its second quarter fiscal 2003 financial results. To listen to the conference call, investors can dial (719) 457-2634 approximately ten minutes prior to the initiation of the teleconference and refer to conference code 428512. Replay of the conference call will be available until August 30, 2002 at midnight by calling (719) 457-0820. The conference call will also be available via the Web at www.marvell.com until September 22, 2002.

ABOUT MARVELL

Marvell (NASDAQ: MRVL) is the leading global semiconductor provider of complete broadband communications solutions for the data communications and storage markets. The Company's diverse product portfolio includes switching, transceiver, communications controller, wireless, and storage solutions that power the entire communications infrastructure, including enterprise, metro, home, and storage networking. As used in this release, the terms "Company" and "Marvell" refer to Marvell Technology Group Ltd. and its subsidiaries, including Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd (MAPL), Marvell Japan K.K., Marvell Taiwan Ltd., Marvell International Ltd. (MIL), Galileo Technology Ltd., and SysKonnect GmbH. MSI is headquartered in Sunnyvale, Calif., and designs, develops and markets products on behalf of MIL and MAPL. MSI may be contacted at (408) 222-2500 or at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release contains forward-looking statements based on projections and assumptions about our products and our markets. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and their variations identify forward-looking statements. Statements that refer to, or are based on projections, uncertain events or assumptions also identify forward-looking statements. All such statements are not guarantees of results and are subject to risks and uncertainties. Some risks and uncertainties that may adversely impact the statements in this release include, but are not limited to, the timing, cost and successful completion of development and volume production, end-customer qualification and adoption, and the timing, pricing, rescheduling, or cancellation of orders. For other factors that could cause Marvell's results to vary from expectations, please see the sections titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended February 2, 2002 and Marvell's subsequent reports on Form 10-Q. We undertake no obligation to revise or update publicly any forward-looking statements.

                          MARVELL TECHNOLOGY GROUP LTD.
                      Consolidated Statements of Operations
                                   (Unaudited)
                    (In thousands, except per share amounts)


                                                         THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                     ---------------------------         ---------------------------
                                                     AUGUST 3,          JULY 28,         AUGUST 3,          JULY 28,
                                                       2002               2001             2002              2001
                                                     ---------         ---------         ---------         ---------
Net revenue                                          $ 119,694         $  68,649         $ 218,494         $ 132,879
Cost of goods sold                                      56,033            31,419            99,813            61,580
                                                     ---------         ---------         ---------         ---------
Gross profit                                            63,661            37,230           118,681            71,299
Operating expenses:
     Research and development                           33,599            21,843            64,208            41,909
     Selling and marketing                              12,321            10,103            23,333            19,648
     General and administrative                          3,523             3,734             7,165             6,719
     Amortization of stock-based compensation            2,192             4,095             4,474             8,208
     Amortization of goodwill and acquired
         intangible assets                              21,323           104,508            42,646           209,016
     Facilities consolidation charge                        --                --            17,799                --
                                                     ---------         ---------         ---------         ---------
         Total operating expenses                       72,958           144,283           159,625           285,500
                                                     ---------         ---------         ---------         ---------
Operating loss                                          (9,297)         (107,053)          (40,944)         (214,201)
Interest and other income, net                           1,906             2,459             4,045             5,426
                                                     ---------         ---------         ---------         ---------
Loss before income taxes                                (7,391)         (104,594)          (36,899)         (208,775)
Provision for income taxes                               1,935               603             3,361             1,388
                                                     ---------         ---------         ---------         ---------
Net loss                                             $  (9,326)        $(105,197)        $ (40,260)        $(210,163)
                                                     =========         =========         =========         =========

Basic net loss per share                             $   (0.08)        $   (0.93)        $   (0.34)        $   (1.86)
                                                     =========         =========         =========         =========
Diluted net loss per share                           $   (0.08)        $   (0.93)        $   (0.34)        $   (1.86)
                                                     =========         =========         =========         =========

Weighted average shares-- basic                        118,886           113,714           118,487           113,115
                                                     ---------         ---------         ---------         ---------
Weighted average shares-- diluted                      118,886           113,714           118,487           113,115
                                                     ---------         ---------         ---------         ---------

      MARVELL TECHNOLOGY GROUP LTD.
         Pro Forma Consolidated Statements of Operations
   (Unaudited)
            (In thousands, except per share amounts)


                                                           THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                       ---------------------------         ---------------------------
                                                       AUGUST 3,         JULY 28,          AUGUST 3,          JULY 28,
                                                         2002              2001               2002              2001
                                                       ---------         ---------         ---------         ---------
Net revenue                                            $ 119,694         $  68,649         $ 218,494         $ 132,879
Cost of goods sold                                        56,033            31,419            99,813            60,784
                                                       ---------         ---------         ---------         ---------
Gross profit                                              63,661            37,230           118,681            72,095
Operating expenses:
     Research and development                             33,599            21,843            64,208            41,909
     Selling and marketing                                12,321            10,103            23,333            19,648
     General and administrative                            3,523             3,734             7,165             6,719
                                                       ---------         ---------         ---------         ---------
         Total operating expenses                         49,443            35,680            94,706            68,276
                                                       ---------         ---------         ---------         ---------
Operating income                                          14,218             1,550            23,975             3,819
Interest and other income, net                             1,906             2,459             4,045             5,426
                                                       ---------         ---------         ---------         ---------
Income before income taxes                                16,124             4,009            28,020             9,245
Provision for income taxes                                 1,935               603             3,361             1,388
                                                       ---------         ---------         ---------         ---------
Pro forma net income                                   $  14,189         $   3,406         $  24,659         $   7,857
                                                       =========         =========         =========         =========

Basic pro forma net income per share                   $    0.12         $    0.03         $    0.21         $    0.07
                                                       =========         =========         =========         =========
Diluted pro forma net income per share                 $    0.11         $    0.03         $    0.19         $    0.06
                                                       =========         =========         =========         =========

Weighted average shares-- basic                          118,886           113,714           118,487           113,115
                                                       ---------         ---------         ---------         ---------
Weighted average shares-- diluted                        129,634           127,444           131,042           126,300
                                                       ---------         ---------         ---------         ---------

RECONCILIATION TO GAAP NET LOSS:
Pro forma net income                                   $  14,189         $   3,406         $  24,659         $   7,857
Amortization of stock-based compensation                  (2,192)           (4,095)           (4,474)           (8,208)
Amortization of goodwill and acquired
     intangible assets                                   (21,323)         (104,508)          (42,646)         (209,016)
Facilities consolidation charge                               --                --           (17,799)               --
Amortization of inventory fair value adjustment               --                --                --              (796)
                                                       ---------         ---------         ---------         ---------
GAAP net loss                                          $  (9,326)        $(105,197)        $ (40,260)        $(210,163)
                                                       =========         =========         =========         =========

The above pro forma statements of operations are for informational purposes only and are provided for understanding our operating results. The pro forma statements of operations have not been prepared in accordance with GAAP, should not be considered a substitute for our historical financial information prepared in accordance with GAAP and may be different from pro forma measures used by other companies. The pro forma income has been derived by adjusting the net loss under generally accepted accounting principles with the impact of non cash stock-based compensation charges, charges associated with purchase accounting, and charges for facilities consolidation.

                          MARVELL TECHNOLOGY GROUP LTD.
                           Consolidated Balance Sheets
                                   (Unaudited)
                                 (In thousands)


                                                            AUGUST 3,          FEBRUARY 2,
Assets                                                        2002                 2002
                                                           -----------         -----------
Current assets:
     Cash and cash equivalents                             $   108,871         $   114,483
     Short-term investments                                    141,479             135,761
     Accounts receivable, net                                   70,218              42,150
     Inventory, net                                             49,478              23,600
     Prepaid expenses and other current assets                  22,126              23,422
                                                           -----------         -----------
         Total current assets                                  392,172             339,416
Property and equipment, net                                     60,445              52,924
Goodwill and acquired intangible assets                      1,638,095           1,680,740
Other noncurrent assets                                         31,067              17,975
                                                           -----------         -----------
         Total assets                                      $ 2,121,779         $ 2,091,055
                                                           ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                      $    63,055         $    30,990
     Accrued liabilities                                        38,683              25,838
     Income taxes payable                                       19,223              17,744
     Deferred revenue                                           13,563               8,907
     Current portion of capital lease obligations                1,266               1,039
                                                           -----------         -----------
         Total current liabilities                             135,790              84,518
Capital lease obligations                                        9,134              10,017
Other long-term liabilities                                      6,055               6,793
                                                           -----------         -----------
         Total liabilities                                     150,979             101,328
                                                           -----------         -----------

Shareholders' equity:
     Common stock                                                  240                 238
     Additional paid-in capital                              2,668,295           2,646,757
     Deferred stock-based compensation                         (11,074)            (10,099)
     Accumulated other comprehensive income                      1,714                 946
     Accumulated deficit                                      (688,375)           (648,115)
                                                           -----------         -----------
         Total shareholders' equity                          1,970,800           1,989,727
                                                           -----------         -----------
         Total liabilities and shareholders' equity        $ 2,121,779         $ 2,091,055
                                                           ===========         ===========